UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

ARTVENTIVE MEDICAL GROUP, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

(Preliminary)

ARTVENTIVE MEDICAL GROUP, INC.

1797 Playa Vista

San Marcos, CA 92078

April 14, 2011

GENERAL INFORMATION

This Information Statement has been filed with the U.S. Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Artventive Medical Group, Inc., a Nevada Corporation (the “Company”), to notify such Stockholders of the following:

(1)

On or about April 7, 2011, the Company received written consents in lieu of a meeting of shareholders from Stockholders owning a majority of the issued and outstanding shares of the Company’s voting securities authorizing the Board to amend our certificate of incorporation in the State of Nevada to authorize 2,000,000 shares of preferred stock outstanding at any time, par value $0.001 (the “Preferred Stock”).

On April 7, 2011, the Board approved the additional authorized shares of preferred stock.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.  The Board has fixed the close of business on April 7, 2011, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 10 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about April [?], 2011, to all Stockholders of record as of the Record Date.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND

QUARTERLY REPORTS ON FORM 10-Q AND HOUSEHOLDING

A copy of the Company’s 1934 Act Filings, as filed with the Commission are available upon written request and without charge to shareholders by writing to the Company c/o, Chief Financial Officer, 1797 Playa Vista, San Marcos, CA 92078, or by calling telephone number (760) 471-7700.  A copy of any and all information that has been incorporated by reference into this information statement shall be sent by first class mail or other equally prompt means within one business day of receipt of such request.

In certain cases, only one 1934 Act Filing may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the annual report or quarterly report(s), as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Financial Officer, Artventive Medical Group, Inc. at the address or telephone number indicated in the previous paragraph.  In addition, shareholders sharing an address can request delivery of a single copy of annual reports or quarterly reports if they are receiving multiple copies of 1934 Act Filings by directing such request to the same mailing address.

All 1934 Act Filings are filed with the Commission and are of public record. Such information can be accessed at www.sec.gov.

OUTSTANDING VOTING SECURITIES

As of April 7, 2011, the Company had 46,814,117 shares of Common Stock issued and outstanding.  Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On April 7, 2011, the holders of the 33,860,000 shares of the Company’s Common Stock executed and delivered to the Company a written consent approving the actions set forth herein.  Since the action has been approved by the holders of the majority of the issued and outstanding voting shares of the Company, no proxies are being solicited with this Information Statement.  The Board adopted resolutions approved the action set forth herein on April 7, 2011.

General

Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.001 per share.  There are no provisions in our charter or by-laws that would delay, defer or prevent a change in our control.

Common Stock

As of April 7, 2011, 46,814,117 shares of common stock are issued and outstanding and held by 38 stockholders.  Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.

The holders of our common stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our Board of Directors; (ii) are entitled to share in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

Non-cumulative Voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Dividends

Since inception we have not paid any dividends on our common stock.  We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock.  Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future.  Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Warrants

There are no warrants to purchase our securities outstanding.

Options

As of the date of this Report, the Company has granted 50,000 stock options to a former consultant for services rendered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock known by us as of April 7, 2011, by:

•

each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•

each of our directors;

•

each of our executive officers; and

•

all of our directors and executive officers as a group.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on such date and all shares of our common stock issuable to such holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by such person at said date which are exercisable within 60 days of April 7, 2011.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Name and Address of Beneficial Owner	Title of Class (1)	Shares of Common Stock Beneficially Owned(1)	Percentage Ownership(2)
MLPRP Enterprises, LLC 17624 15th Ave. SE Suite 112 Mill Creek, WA 98012	Common	3,633,718	7.8%
The Estate of Scott Houghton 1525 Yew Street Vancouver, BC V6J 3E5 Canada	Common	11,220,000	24%
Korina Houghton 401 – 958 W. 8th Ave. Vancouver, BC V5Z 1E5 Canada	Common	5,610,000	12%
Philippe Gailloud c/o Parsons/Burnett/Bjordahl/Hume, LLP 10900 NE 4th Street Suite 1850 Bellevue, WA 98004	Common	8,515,100	18.2%

Leon Rudakov, President, CTO, Director	Common	8,515,100	18.2%
H. James Graham, CFO, CEO, Chairman	Common	0	0%

All officers and directors as a group (2 person)	8,515,100	18.2%

(1)

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days.

(2)

Percentage based upon 46,814,117 shares of common stock issued and outstanding as of April 7, 2011.

DISSENTER’S RIGHTS OF APPRAISAL

Section 78.3793 of Nevada Revised Statue (“NRS”) which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of control share acquisition is not applicable to the matters disclosed in this Information Statement.  Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

No officer or director, or any nominee for such, has any substantial interest, director or indirect, by security holdings or otherwise.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS.

Results of Operations

The Company has not generated revenues since its inception on January 23, 2007, and has an accumulated deficit of $1,280,292 from inception to December 31, 2010. (See Note 6 of the Notes to Financial Statements included herewith.)

The following table provides selected financial data about the Company as of and for the year ended December 31, 2010.

Balance Sheet Data:	December 31, 2010	December 31, 2009

Cash	$176,425	$60,791
Total assets	$184,925	$60,791
Total liabilities	$42,466	$154,411
Stockholders' Equity/(Deficit)	$143,611	$(93,620)

Plan of Operation

ArtVentive Medical Group, Inc. (“ArtVentive” or the “Company”), is a Nevada Corporation trading on the OTC-BB (symbol AVTD).  On March 21, 2008, the Company changed its name from Big Bear Resources Inc. to Uranium Plus Resource Corporation.  On January 26, 2010, the Company changed its name to ArtVentive Medical Group, Inc.

The Company is focused on the continued development and implementation of its proprietary line of lumen occlusion devices in defining new opportunity within the medical device arena.  A third patent (Expandable Device Delivery System) of the Company’s intellectual property was filed with the US patent office October, 2010, simultaneous to an International Patent.

To date, the Company’s activities have been focused on its corporate operations, Research and Development, the finalization EOS device design and testing, implementation of quality controls and protocols, Regulatory Strategy for FDA and European trials in addition to animal studies. In December 2010, the Company formally froze the EOS device design for the peripheral category of indications in preparation for the regulatory phase and prior to commercialization in Europe, followed by the USA.   The Company also continues its corporate and international development and quest to raise further equity capital by way of executing the business strategy of the Corporation as indicated in both Phases I and II Business Plans of the Company.

Limited Operating History

There is no historical financial information about the Company upon which to base an evaluation of its performance.  The Company is a development stage corporation and has not generated any revenues from its business operations.  The Company cannot guarantee that it will be successful in its business operations.  The Company’s business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

The Company gives no assurance that future financing will be available on acceptable terms.  If financing is not available on such terms, the Company may be unable to continue, develop or expand its operations.  Additionally, equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

As of the date of this report, the Company has yet to generate any revenues from its business operations.  Since inception the Company’s main source of cash has been the sale of its equity securities.

As of December 31, 2010, cash and total assets were $184,925 and the Company’s total liabilities were $42,466.  (See 6 of the Notes to Financial Statements included herewith.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE.

None.

FINANCIAL AND OTHER INFORMATION

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Financial Statements

For the Period from January 23, 2007 (Inception) to December 31, 2010

Balance Sheets as of December 31, 2010 and December 31, 2009

Statement 1

Statements of Operations and Comprehensive Loss for the years ended December 31, 2010 and December 31, 2009;

and the period from inception (January 23, 2007) through December 31, 2010

Statement 2

Statements of Cash Flows for the years ended December 31, 2010 and December 31, 2009;

and for the period from January 23, 2007 (Inception) to December 31, 2010

Statement 3

Statements of Changes in Stockholders’ Equity (Deficit) for the period from

January 23, 2007 (Inception) to December 31, 2010

Statement 4

Notes to Financial Statements

PART I

Child, Van Wagoner & Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
ArtVentive Medical Group, Inc.

We have audited the accompanying balance sheets of ArtVentive Medical Group, Inc., (a development stage company) (the Company) as of December 31, 2010 and 2009, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2010 and 2009, and the period from January 23, 2007 (inception) to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ArtVentive Medical Group, Inc. as of December 31, 2010 and December 31, 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009, and the period from January 23, 2007 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred losses since inception, and has not generated revenues from its planned principal operations. This raises substantial doubt about the Company's ability to meet its obligations and to continue as a going concern. Management's plans in regard to this matter are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
March 29, 2011

SALT LAKE CITY
5296 South Commerce Dr.
Suite 300
Salt Lake City, Utah 84107
Phone: 801.281.4700
Fax: 801.281.4701

KAYSVILLE
1284 West Flint Meadow Dr.
Suite D
Kaysville, Utah 84037
Phone: 801.927.1337
Fax: 801.927.1344

HONG KONG
Suite A, 5/F
Max Share Centre
373 King's Road
North Point, Hong Kong
Phone: +(852) 21 555 333
Fax: +(852) 21 165 222

www.cpaone.net

Statement 1

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Balance Sheets

December 31, 2010 and December 31, 2009

ASSETS	December 31	December 31
	2010	2009
CURRENT
Cash and cash equivalents	$ 176,425	$ 60,791
Prepaid expenses	8,500
TOTAL CURRENT ASSETS	184,925	60,791

PROPERTY, PLANT AND EQUIPMENT
Office equipment	1,382
Accumulated Depreciation	(230)
NET PROPERTY, PLANT AND EQUIPMENT	1,152
TOTAL ASSETS	$ 186,077	$ 60,791

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT
Accounts payable	$ 42,466	$ 4,411
Convertible note payable (Note 4)	-	150,000
TOTAL CURRENT LIABILITIES	42,466	154,411
STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, par value $.001, 100,000,000 shares
authorized, 46,814,117 and 21,430,200 shares issued and outstanding at December 31, 2010 and December 31, 2009 respectively after giving effect to 1.65 for 1 split on February 12, 2010	46,814	21,430
Additional paid in capital	1,377,089	89,473
Deficit accumulated during the development stage	(1,280,292)	(204,523)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	143,611	(93,620)
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)	$ 186,077	$ 60,791

(See accompanying notes)

Statement 2

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Statements of Operations and Comprehensive Loss

For the Years Ended December 31, 2010 and December 31, 2009; and the Period from Inception (January 23, 2007) through December 31, 2010;

	For the year ended December 31, 2010	For the year ended December 31, 2009	For the period from January 23, 2007 (Inception) to December 31, 2010
REVENUES	$ NIL	$ NIL	$ NIL
OPERATING EXPENSES
Exploration costs	-	-	45,533
Research and development	704,294	-	704,294
Selling, general and administrative	374,879	28,255	533,353
Depreciation expense	230	-	746
OPERATING LOSS BEFORE OTHER ITEMS AND INCOME TAXES	(1,079,403)	(28,255)	(1,283,926)
OTHER INCOME
Interest income	3,634		3,634
Income Taxes	-	-	-
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	(1,075,769)	(28,255)	(1,280,292)
COMPREHENSIVE LOSS FOR THE PERIOD	$ (1,075,769)	$ (28,255)	$ (1,280,292)
BASIC AND DILUTED LOSS PER COMMON SHARE	(0.02)	(0.00)
WEIGHTED AVERAGE SHARES OUTSTANDING	45,799,740	21,430,200

Statement 3

ArtVentive Medical Group, Inc.

(A Development Stage Company)

For the Year Ended December 31, 2010 and December 31, 2009; and for the Period from January 23, 2007 (Inception) to December 31, 2010

	For the year ended December 31, 2010	For the year ended December 31, 2009	For the period from January 23, 2007 (Inception) to December 31, 2010
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$ (1,075,769)	$ (28,255)	$ (1,280,292)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED BY OPERATING ACTIVITIES
Non-cash expenses			60,805
Depreciation expense	230	-	746
Issuance of common stock and options for services	63,000	-	63,000
CHANGES IN OPERATING ASSETS AND LIABILITIES
Prepaid expenses	(8,500)		(8,500)
Accounts payable	38,055	(3,713)	42,466
Accounts payable – related party			39,000
NET CASH USED BY OPERATING ACTIVITIES	(982,984)	(31,968)	(1,082,775)
CASH FLOWS FROM INVESTING ACTIVITIES
Disposal of equipment			745
Purchase of equipment	(1,382)	-	(2,625)
NET CASH USED BY INVESTING ACTIVITIES	(1,382)	-	(1,880)
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock for cash	1,100,000	-	1,111,080
Convertible note payable (see Note 5)			150,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,100,000	-	1,261,080
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	115,634	(31,968)	176,425
EFFECT OF EXCHANGE RATE CHANGES ON CASH	-	(380)
CASH, BEGINNING OF PERIOD	60,791	93,139	-
CASH, END OF PERIOD	$ 176,425	$ 60,791	$ 176,425

NON-CASH INVESTING AND FINANCING ACTIVITIES

FORGIVENESS OF RELATED PARTY NOTE; APPLIED TO PAID IN CAPITAL	-	$ -	$ 39,000
STOCK ISSUED UPON CONVERSION OF NOTE PAYABLE	$ 150,000	$ -	$ 150,000

Statement 4

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

From Inception, January 23 2007, to December 31 2010

	Common	Share	Additional Paid in	Deficit Accumulated	Accumulated Other Stockholders’	Total Equity
	Shares	Amount	For period	During Period	Income	(Deficit)
BALANCE, JANUARY 23, 2007	-	$ -	$ -	$ -	$ -	$ -
Common shares issued for cash, assets and expenses at $.001 per share	21,430,200	21,430	(5,350)	-	-	16,080
Capital contribution of Expenses	-	-	47,184	-	-	47,184
Loss during the period from Inception to
December 31, 2007	-	-	-	(91,391)	-	(91,391)
Foreign currency translation adjustments	-	-	-	-	455	455
BALANCE, DECEMBER 31, 2007	21,430,200	21,430	41,834	(91,391)	455	(27,672)
Capital Contribution of Expenses	-	-	47,639	-	-	47,639
Loss during the year (2008)	-	-	-	(84,877)	-	(84,877)
Foreign currency translation adjustments	-	-	-	-	(75)	(75)
BALANCE, DECEMBER 31, 2008	21,430,200	21,430	89,473	(176,268)	380	(64,985)
Foreign currency translation adjustments	-	-	-	-	(380)	(380)
Loss during year (2009)	-	-	-	(28,255)		(28,255)
BALANCE DECEMBER 31, 2009	21,430,200	21,430	89,473	(204,523)	0	(93,620)
Common shares issued for cash, assets and expenses at $.001 per share	21,430,200	21,430	(21,430)	-	-	-
Common shares issued in private placement	3,767,051	3,767	1,096,233	-	-	1,100,000
Common shares issued for services	20,000	20	17,980	-	-	18,000
Common shares issued on conversion of note payable	166,666	167	149,833	-	-	150,000
Stock options issued for services	-	-	45,000	-	-	45,000
Loss during year (2010)	-	-	-	(1,075,769)	-	(1,075,769)
BALANCE, DECEMBER 31, 2010	46,814,117	$ 46,814	$ 1,377,089	$ (1,280,292)	$ 0	$ 143,611

(See accompanying notes)

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

1.

BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying audited financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission.

The information furnished in the financial statements includes normal recurring adjustments and reflects all adjustments which in the opinion of management are necessary for a fair presentation of such financial statements.

2.

ORGANIZATION

Uranium Plus Resource Corporation (the “Company”) was incorporated on January 23, 2007 in the State of Nevada, U.S.A., as Big Bear Resources, Inc.  Its name was changed to Uranium Plus Resource Corporation on March 21, 2008.  Following the acquisition of the business of ArtVentive, Inc. the Company changed its name on January 26, 2010, from Uranium Plus Resources, Inc. to ArtVentive Medical Group, Inc. The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America, and the Company’s fiscal year end is December 31.

The Company is a medical device corporation, focused on developing, manufacturing and marketing a family of Endoluminal Occlusion Devices (EOS).  Through its innovative, proprietary technology the Company has developed unique minimally invasive occlusion devices and procedures, bringing the current interventional, image guided techniques to a new level of sophistication, potentially resolving significant and unaddressed health issues. The EOS device being developed by the Company targets a substantive market demand in several major clinical areas, including women's health, peripheral and neurological vascular disorders, and interventional cardiology procedures.

The Company’s activities have been limited to its formation, mining and, currently, development of EOS, intellectual property continuous development and patent filing, generation of regulatory strategy for initial clinical indications for FDA and European submissions and approval, corporate operations and the raising of equity capital. Following its acquisition of the business of ArtVentive, Inc. the Company ceased its mining operations and concentrated on the pursuit of the medical device business plan.

3.

SIGNIFICANT ACCOUNTING POLICIES

            DEVELOPMENT STAGE COMPANY

The Company is considered to be in the development state as defined in FASC 915-10-05,      “Development Stage Entity”.   The Company is devoting substantially all of its efforts to the execution of its business plan.

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

USE OF ESTIMATES

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Such estimates include deferred tax assets arising as a result of the operating loss carryforwards.  Actual results could differ from those estimates.  The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

COMMON STOCK ISSUED FOR OTHER THAN CASH

Services purchased and other transactions settled in the Company’s common stock and stock options are recorded at the estimated fair value of the stock issued and options granted if that value is more readily determinable than the fair value of the consideration received.

EARININGS PER SHARE OF COMMON STOCK

The following table sets forth the computation of earnings per share:

                                                                          December 31, 2010     December 31, 2009

Net income (loss)                                                     $  (1,075,769)             $    (28,255)

Weighted average common shares outstanding           45,799,740               21,430,200

Net (loss) per share                                                     $       (0.02)              $        (0.00)

PROPERTY AND EQUIPMENT

The company records property and equipment at cost and uses straight-line depreciation methods.

	Estimated Useful Lives	December 31, 2010	December 31, 2009
Computer equipment	5 years	$ 1,380	$ -
Less accumulated depreciation		(230)	-

Net property and equipment		$ 1,152	$ -

FOREIGN CURRENCY TRANSLATIONS

The Company’s functional and reporting currency is the US dollar.  All transactions initiated in other currencies are translated into US dollars using the exchange rate prevailing on the date of transaction.  Monetary assets and liabilities denominated in foreign currencies are translated into the US dollar at the rate of exchange in effect at the balance sheet date.  Unrealized exchange gains and losses arising from such transactions are deferred until realization and are included as a separate component of stockholders’ equity (deficit) as a component of other comprehensive income or loss. Upon realization, the amount deferred is recognized in income in the period when it is realized.

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

The Company recorded an unrealized foreign currency translation gain, totaling $0 for the period from January 23, 2007 (Inception) to December 31, 2010, in accumulated other comprehensive income.

The Company recorded an unrealized foreign currency translation gain, totaling $0 for the period from January 23, 2007 (Inception) to December 31, 2010, in accumulated other comprehensive income.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist principally of funds on hand, on deposit with banks and liquid investment funds having maturity of three months or less at the time of the purchase.  The Company has no cash equivalents.  The Company had funds on deposit of $176,425 as at December 31, 2010.

4.

CONVERTIBLE NOTE PAYABLE

The Company borrowed $150,000 pursuant to an agreement dated April 29, 2008.  The loan is payable on demand by the Lender.  The Lender has the option to convert the loan into common shares of the company at a rate of 1 common share for each $1 borrowed (150,000 common shares).

In the event repayment is demanded and the Company defaults, interest at a rate of 8% per annum shall be charged from the date of demand.

All funds are in US dollars. The note was converted into 166,666 shares at a deemed value per share of $.90 effective February 22, 2010, after the Company renegotiated the terms of conversion, resulting in no additional beneficial conversion feature.

5.

SHARE CAPITAL

Effective April 22, 2008, the Company forward-split its issued common stock on a ratio of 5.8 shares for each one old share.  As a result of this transaction, 11,078,000 shares were issued.  Effective February 12, 2010, the Company forward-split its  issued common stock on a ratio of 1.65 shares for each one prior share.  As a result of this transaction, 8,442,200 shares were issued. Effective  February 19, 2010 3,767,051 shares were issued in a private placement.  Consideration for the issue of additional shares has been charged against additional paid in capital.  The forward stock splits adjustments have been applied retroactively.

Effective April 16, 2010 the Board of Directors of the Company authorized issuance of 20,000 shares to the members of its Scientific Board at a deemed value per share of $.90.

Effective November 2, 2010 the Board of Directors of the Company granted 50,000 non-statutory stock options to a former consultant at an exercise price of $.001 per share with the exercise date of

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

November 2, 2013 and an expiration date of November 2, 2016. During the period that the options were issued, the Company had no trading activity in public for the Company’s common stock.  However , the majority shareholder sold in private transactions shares at $.90 per share.  In order to value the Company’s options, management has chosen to use the minimum value method, even though the Company is a public company, as it is of the opinion the use of such a method is necessary to prevent the financial statements from being materially misleading.

6.

GOING CONCERN AND LIQUIDITY CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business.  As of December 31, 2010, the Company has a positive working capital balance of $142,459 and an accumulated deficit of $1,280,292.  The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the next twelve months.

The ability of the Company to emerge from the development stage is dependent upon, among other things, obtaining additional financing to continue operations, research, development and production of its product.

In response to these challenges, management intends to raise additional funds through public or private placement offerings.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

7.       RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants.  Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements.  The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards (“SFAS”) SFAS No. 166 (ASC Topic 810), “Accounting for Transfers of Financial Assets—an Amendment of FASB Statement No. 140”, SFAS No. 167 (ASC Topic 810), “Amendments to FASB Interpretation No. 46(R)”, and SFAS No. 168 (ASC Topic 105), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” were recently issued.  SFAS No. 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update (“ASU”) ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures – Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU’s No. 2009-2 through ASU No. 2011-01 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued.  These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

8.

PROVISION FOR INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes.  Deferred taxes are provided in the financial statements under ASC Topic 740 to give effect to the resulting temporary differences which may arise from differences in the bases of fixed assets, depreciation methods, allowances, and start-up costs based on the income taxes expected to be payable in future years. Exploration and development stage deferred tax assets arising as a result of net operating loss carryforwards have been offset completely by a valuation allowance due to the uncertainty of their utilization in future periods. Tax operating loss carryforwards generated during the period from January 23, 2007 (date of inception) through December 31, 2010 of approximately $1,280,292 will begin to expire in 2027. Accordingly, deferred tax assets of approximately $503,408 (2009 – $69,538) related to net operating loss carry-forwards were offset by the valuation allowance in the same amount.

The Company adopted the provisions of FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes, on January 1, 2007.  As a result of the implementation of Interpretation 48, the Company recognized no increase in the liability for unrecognized tax benefits.

The Company has no tax positions at December 31, 2010 and 2009 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.  During the years ended December 31, 2010, 2009, 2008 and 2007, the Company recognized no interest and penalties.  The Company had no accruals for interest and penalties at December 31, 2010, 2009, 2008 and 2007.

Components of income tax benefits are as follows:

Years Ended December 31,
	2010	2009
Current	$ -	$ -
Federal	-	-
State	-	-
	-	-
Deferred	-	-
	$ -	$ -

ArtVentive Medical Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2010

A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax to income before provision for income taxes is as follows:

	Years Ended December 31
	2010	2009
Income tax (benefit) computed at
Federal statutory tax rate of 34%	$ (365,761)	$ (9,607)
Change in valuation allowance	460,859	9,607
State taxes (net of federal benefit)	(95,098)	-
	$ -	$ -

9.

PURCHASE AGREEMENT

On January 8, 2010, the Company entered into an asset purchase agreement with Artventive, Inc. a privately held company.  The Company purchased substantially all of the assets of Artventive, Inc. which consisted entirely of patents.  The patents were accounted for under SAB Topic 5G using the historical cost basis of zero.  The combination was accounted for under ASC 805 as a business combination.  Pro Forma financial information as if the combination had taken place as of the earliest period presented has not been included as it is not significant.

10.       SUBSEQUENT EVENTS

Effective the first quarter of fiscal year ending December 31, 2011, the Company implemented a new FASB accounting pronouncement, Subsequent Events. This standard establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. The adoption of this accounting pronouncement did not impact our financial position or results of operations. The Company evaluated all events or transactions that occurred after December 31, 2010 up through the date these financial statements were issued, and concluded there are no other events to disclose.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZED 10,000,000 SHARES OF PREFERRED STOCK

The Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”) authorizes the maximum number of preferred shares outstanding at any time shall be on hundred million (100,000,000) shares of preferred stock, $0.001 par value.  On April 7, 2011, the Board approved an amendment to the Articles of Incorporation to authorize two million (2,000,000) shares of preferred stock.  The Board is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the preferred stock.

The general purpose and effect of the amendment to the Company’s Articles of Incorporation is to authorize two million (2,000,000) additional shares of preferred stock.  Such increase is not attributable to a specific transaction, or anticipated transaction.  As such, no consideration has been received or is to be received by the Company for a transaction underlying the increase in preferred stock.  The general effect upon the rights of the existing security holders as a result of the increase in preferred stock is an overall dilution of the Company’s stock and the inherent affects that increasing the Company’s outstanding preferred stock has on shareholder value based on the dilutive impact of the additional authorized shares.  If the Board deems it to be in the best interests of the Company and the stockholders of the Company to issue shares of preferred stock in the future from authorized shares, the Board generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the actions stated herein, shall not occur until a date at least ten (10) days after the date on which this Information Statement has been mailed to the Stockholders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on April 24, 2011.

By Order of the Board

April 15, 2011

/s/ H. James Graham

H. James Graham, President

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